SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered into as of July 14, 2011 by and between Skinny Nutritional Corp., a Nevada corporation (“Company”) and the investor named on the signature page hereto (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1      Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act.  With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Closing Date” means the Trading Day on which the purchase and sale of the Shares and Warrants pursuant to this Agreement occurs.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Shares” means the shares of Common Stock issued or issuable to the Purchaser pursuant to this Agreement.

“Short Sales” shall include all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“Warrants” shall mean Common Stock Purchase Warrants of the Company, each of which shall entitle the holder to purchase one share of Common Stock at $.05 per share, for a period of 36 months commencing on the date of issuance. The Warrants shall be in the form annexed hereto as Exhibit B.

ARTICLE II.
PURCHASE AND SALE

2.1      Closing. On the terms, and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company shall sell, and Purchaser shall purchase (i) 16,666,667 Shares and (ii)16,666,667 Warrants on the Closing Date for an aggregate purchase price of $500,000 (the “Purchase Price”). Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at such time and location as the Company and the Purchaser shall mutually agree.

2.2      Deliveries. At the Closing,

 (a) the Company shall deliver or cause to be delivered to the Purchaser the following: (i) this Agreement duly executed by the Company; (ii) the Warrants to purchase 16,666,667 shares of Common Stock; and (iii) a copy of irrevocable instructions to the Company’s transfer agent instructing the transfer agent to deliver a certificate evidencing 16,666,667 Shares registered in the name of Purchaser; and

(b) the Purchaser shall deliver or cause to be delivered to the Company the following: (i) this Agreement duly executed by the Purchaser, (ii) the Purchaser’s duly executed questionnaire, in the form attached hereto as Exhibit A; and (iii) the total Purchase Price by wire transfer in immediately available U.S. funds, to the account as specified in writing by the Company; and

(c)  the Company and Purchaser shall each execute and deliver to the escrow agent instructions to release the Purchase Price from escrow and to delivery such amount to the account of the Company, less any amounts specified therein for the payment of expenses incurred by the Company in connection with the transactions contemplated by this Agreement.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1      Representations and Warranties of the Company.

The Company hereby represents and warrants to the Purchaser as of the date of this Agreement as follows:

(a)           The Company is duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry out the business in which it is engaged, except where the failure to have or be any of the foregoing may not be expected to have a material adverse effect on the Company’s presently conducted businesses.  The Company is not in violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business make such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) a material and adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations hereunder (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(b)          The Company has the requisite corporate power and authority to enter into, deliver and consummate the transactions contemplated by this Agreement, to issue and sell the Shares and Warrants, to deliver the Shares and Warrants and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation by it of the transactions contemplated thereby have been duly authorized by the Company and no further action is required by the Company in connection therewith. When executed and delivered by the Company, this Agreement will constitute the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws or court decisions, now or hereinafter in effect, relating to or affecting the rights of creditors generally and as may be limited by general principles of equity and the discretion of the court having jurisdiction in an enforcement action (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)           The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of this Agreement or the issuance, sale or delivery of the Shares and Warrants other than (i) any filings required by state securities laws, (ii) if required, the filing of a Notice of a Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iii) those that have been made or obtained prior to or contemporaneously with the date of this Agreement and (iv) filings pursuant to the Exchange Act.

(d)           The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation or bylaws, or (ii) violate, conflict with, or constitute a default or breach (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e)           The Shares, Warrants and the shares of Common Stock issuable upon exercise of the Warrants (collectively the “Securities”)  have been duly authorized and, when issued and paid for in accordance with this Agreement and the Warrants, will be duly and validly issued, fully paid and nonassessable, will not be issued in violation of any preemptive or other rights of stockholders, and will be issued free and clear of all liens and encumbrances, other than restrictions on transfer under applicable securities laws.

3.2      Representations and Warranties of the Purchaser.  Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)      Organization; Authority. If Purchaser is an entity, it has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Purchaser. If an individual, the Purchaser has reached the age of majority in the state in which the Purchaser resides. This Agreement has been (or upon delivery will have been) duly executed by the Purchaser and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. The individual signing below on behalf of any entity hereby warrants and represents that he/she is authorized to execute this Agreement on behalf of such entity. If an individual, the Purchaser has reached the age of majority in the state in which the Purchaser resides.

(b)      Own Account.  The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law. The Purchaser is acquiring the Securities hereunder in the ordinary course of its business. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.  The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, nor will the Purchaser engage in any short sale that results in a disposition of any of the Securities by the Purchaser, except in compliance with the Securities Act and the Rules and Regulations and any applicable state securities laws.

(c)      Purchaser Status and Experience.  At the time the Purchaser was offered the Securities, it was, and at the date hereof it is, either:  (i) an “accredited investor” as defined in Rule 501(a)  under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.  The Purchaser has completed this Agreement and Purchaser Questionnaire annexed hereto as Exhibit A, has delivered it herewith and represents and warrants that it is accurate and true in all respects and that it accurately and completely sets forth the financial condition of the Purchaser on the date hereof. The Purchaser has no reason to expect there will be any material adverse change in its financial condition and will advise the Company of any such changes occurring prior to the closing or termination of the transactions contemplated hereby. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(d)      General Solicitation.  The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement. In entering into this Agreement and in purchasing the Securities, the Purchaser further acknowledges that it has either a pre-existing personal or business relationship with either the Company or any of its officers, directors or controlling person, of a nature and duration such as would enable a reasonable prudent investor to be aware of the character, business acumen, and general business and financial circumstances of the Company and an investment in the Securities.

(e)      Short Sales and Confidentiality Prior To The Date Hereof.  Other than the transaction contemplated hereunder, Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with Purchaser, executed any disposition, including Short Sales, in the securities of the Company during the period commencing from the time that Purchaser first received a term sheet (written or oral) from the Company or any other Person setting forth the material terms of the transactions contemplated hereunder until the date hereof (“Discussion Time”). Other than to other Persons party to this Agreement, Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(f)      Access to Information. Purchaser acknowledges that it has received such information requested by it concerning the business, management and financial affairs of the Company in order to evaluate the merits and risks of this investment and it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Purchaser has either obtained copies of, or has access to (through the public website of the SEC or otherwise), the Company’s reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, for the two fiscal years prior to the date of this Agreement (the “SEC Reports”).  The Purchaser has carefully reviewed all information provided to it, has had the opportunity to review the Company’s SEC Reports, and has carefully evaluated and understands the risks described therein related to the Company and an investment in the Company, and has considered all factors that it deems material in deciding on the advisability of investing in the Company’s securities.

(g)      Investment Risks. The Purchaser acknowledges and agrees that investing in the Company’s securities involves risks and that the Company’s operating results and financial condition have varied in the past and may in the future vary significantly depending on a number of factors. The Purchaser acknowledges and agrees that it has evaluated and understands the risks regarding investing in the Company’s securities, including the risks identified in this Agreement and the risk factors described in the Company’s SEC Reports. The Purchaser agrees that the risks described herein and in such SEC Reports are not the only risks facing the Company. The Purchaser agrees that these risks could have a material adverse effect on the Company’s business, results of operations, financial condition or liquidity and cause its actual operating results to materially differ from those contained in any forward-looking statements made in this Agreement, in the Company’s SEC Reports and elsewhere by management. Before making an investment decision, each Purchaser acknowledges that it has been advised that it should carefully review the SEC Reports and consider the risks described therein as well as other information contained or incorporated by reference in this Agreement. Additional risks and uncertainties not currently known to the Company or that it currently deems to be immaterial also may materially adversely affect the Company’s business, financial condition and/or operating results.

(h)      No Other Warranties. Except as set forth in this Agreement, no representation or warranty is made by the Company to induce the Purchaser to make this investment, and any representation or warranty not made herein or therein is specifically disclaimed and no information furnished to the Purchaser or the Purchaser's advisor(s) in connection with the sale were in any way inconsistent with the information stated herein. The Purchaser further understands and acknowledges that no person has been authorized by the Company to make any representations or warranties concerning the Company, including as to the accuracy or completeness of the information contained in this Agreement. The Purchaser understands and has relied only on the information provided to it in writing by the Company relating to this investment.

(i)      Independent Investment Decision.  Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement, such decision has been independently made by the Purchaser and the Purchaser confirms that it has only relied on the advice of its own business and/or legal counsel in making such decision. Purchaser has not relied on the truth, accuracy or completeness of the statements contained in any research report concerning the Company that was prepared by an investment banking firm.

(j)      Reliance. The Purchaser acknowledges and agrees that (i) the offering and sale of the Securities are intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, (ii) the Securities have not been registered under the Securities Act and (iii) that the Company has represented to the Purchaser (assuming the veracity of the representations of the Purchaser made herein) that the Securities have been offered and sold by the Company in reliance upon an exemption from registration provided in Section 4(2) of the Securities Act. Accordingly, the Purchaser acknowledges and understands that it has been advised that the Securities have not been registered under the Securities Act and are being sold by the Company in reliance upon the veracity of the Purchaser’s representations contained herein and that the availability of the exemption from the registration requirements provided by the Securities Act and the securities laws of all applicable states is dependent in part upon the accuracy and truthfulness of Purchaser’s representations. The Purchaser’s acquisition of the Securities shall constitute a confirmation of the foregoing representation and warranty and understanding thereof and Purchaser hereby consents to such reliance.

(k)      Restricted Securities. The Purchaser understands that neither the Securities nor any interest therein may be resold by the Purchaser in the absence of a registration under the Securities Act or an exemption from registration. In particular, the Purchaser is aware that all of the foregoing described Securities will be “restricted securities”, as such term is defined in Rule 144 promulgated under the Securities Act, and they may not be sold pursuant to such rule unless the conditions thereof are met. Other than set forth in this Agreement, the Company has no obligation to register any securities purchased or issuable hereunder. The Purchaser is aware that the offering of the Securities involves securities for which only a limited trading market exists, thereby requiring any investment to be maintained for an indefinite period of time. The purchase of the Securities involves risks which the Purchaser has evaluated, and the Purchaser is able to bear the economic risk of the purchase of such Securities and the loss of its entire investment. The undersigned is able to bear the substantial economic risk of the investment for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment.  The Purchaser’s overall commitment to investments that are not readily marketable is not, and his acquisition of the Securities will not cause such overall commitment to become, disproportionate to his net worth and the Purchaser has adequate means of providing for its current needs and contingencies. It never has been represented, guaranteed or warranted by the Company, any of the officers, directors, stockholders, partners, employees or agents of the Company, or any other persons, whether expressly or by implication, that: (i) the Company or the Purchasers will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company’s activities or the Purchaser’s investment in the Company; or (ii) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Securities or of the Company’s activities.

(l)       Confidentiality. The Purchaser acknowledges that it is aware (and that its representatives who are apprised of this matter have been or will be advised) that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Each Purchaser hereby confirms and acknowledges that it is in receipt of material, non-public information regarding this transaction and the Company and each Purchaser further agrees and acknowledges that it will hold such information in confidence, is restricted in its ability to use such information and may not use any such information in contravention of applicable securities laws or otherwise, including trading in the Company’s securities, except for the purpose of evaluating an investment in the Company’s securities.  Each Purchaser agrees to comply with such restrictions for so long as it (or its representatives) posses any material, non-public information concerning the Company or the transactions contemplated herein.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1      Transfer Restrictions. (a)  The Securities may only be disposed of in compliance with state and federal securities laws and the terms of this Agreement. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act and is in compliance with this Agreement. As a condition of any permitted transfer, any such transferee shall provide the Company with a form of agreement including investment representations of such transferee substantially similar to the representations of the Purchaser contained herein. Any permitted transferee must also agree in writing to be bound by and comply with all the provisions of this Agreement that impose ongoing obligations on the Purchaser. The Purchaser acknowledges and agrees that the Company may at any time place a stop transfer order on its transfer books against the Securities. Such stop order will be removed, and further transfer of the Securities will be permitted, upon an effective registration of the respective Securities, or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

(b)                 The Purchaser agrees to the imprinting of a legend on each certificate representing the Securities purchased hereunder in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY AN OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

4.2      Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Securities pursuant to this Agreement.

4.3    Short Sales and Confidentiality After The Date Hereof. Purchaser covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will engage, directly or indirectly, in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) during the period commencing at the Discussion Time and until such time as the transactions contemplated by this Agreement are first publicly announced. Purchaser further covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Except in compliance with the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws, the Purchaser will not engage in any Short Sales that result in the disposition of the Securities acquired hereunder by the Purchaser.

4.4    Delivery of Securities After Closing. The Company shall deliver, or cause to be delivered, the Securities purchased by the Purchaser promptly following the Closing Date.

4.5    Registration Rights. The Purchaser and the Company agree that the Purchaser shall be entitled to the registration rights with respect to the Securities as set forth in this Section 4.5.

           (a)           Definition of Registrable Securities.  As used in this Section 4.5, the term “Registrable Security” means (i) each Share of Common Stock issued in accordance with this Agreement including the Warrant Shares; and (ii) any securities issued upon any stock split or stock dividend in respect thereof; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination; (A) it has been effectively registered under the Securities Act and disposed of pursuant thereto; (B) registration under the Securities Act is no longer required for subsequent public distribution of such security; or (C) it has ceased to be outstanding. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of “Registrable Security” as is appropriate in order to prevent any dilution or increase of the rights granted pursuant to this clause (a) as determined in good faith by the board of directors of the Company.

           (b)           Registration by the Company.  Commencing on the Closing Date and for a period of five years thereafter, in the event that the Company intends to file a registration statement with the Commission under the Securities Act, other than registration statement on Form S-4 or S-8, or successor forms thereto, to register for sale any of its shares of Common Stock, the Company will include for resale under the Securities Act in the registration statement the Registrable Securities of the Purchaser in accordance with this Section. The Company shall advise the Purchaser of the Registrable Securities (such persons being collectively referred to herein as “Holders”) by written notice at least 20 days prior to the filing by the Company with the Commission of any other registration statement under the Securities Act covering shares of Common Stock of the Company, except on Forms S-4 or S-8 (or similar successor form), and upon the request of any such Holder within ten days after the date of such notice, include in any such registration statement such information as may be required to permit a public offering of the Holder’s Registrable Securities. Such Holders shall furnish information and indemnification as set forth in elsewhere in this Section 4.5. For the purpose of the foregoing, inclusion of the Registrable Shares by the Holder in a Registration Statement pursuant to this Section 4.5 under a condition that the offer and/or sale of such Registrable Shares not commence until a date not to exceed 90 days from the effective date of such registration statement shall be deemed to be in compliance with this Section. Further, the Company shall not be required to register for resale any Registrable Securities if at the time of such proposed registration, the Registrable Securities may be sold pursuant to Rule 144 under the Securities Act. The Company may withdraw the registration at any time. Notwithstanding the foregoing, if the registration statement filed by the Company is pursuant to an underwritten offering:

(A)           if the underwriter determines in good faith that marketing factors require the exclusion of some or all of the Registrable Securities, then the Holders may include in the registration statement no more than the maximum amount, if any, of such  Registrable Securities that the underwriter believes will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the Holders according to the total amount of securities requested to be included therein owned by the Holders or in such other proportions as shall mutually be agreed upon by such parties). The Holders’ right to have Registrable Securities included in the first registration statement filed by the Company shall be deferred to the second registration statement filed by the Company, which deferral may be continued to the third or subsequent registration statement so long as the registration statements are pursuant to underwritten offerings and the underwriter determines in good faith that marketing factors require exclusion of some or all of the Registrable Securities held by the Holders; and

(B)           each Holder of Registrable Securities shall enter into an underwriting agreement in customary form with the underwriter and provide such information regarding Holder that the underwriter shall reasonably request in connection with the preparation of the prospectus describing such offering, including completion of questionnaires.

      (c)           Covenants with Respect to Registration. In connection with the registration in which the Registrable Securities are included, the Company covenants and agrees as follows:

(A)           The Company shall use commercially reasonable efforts to have the registration statement declared effective as soon as possible after filing, and shall furnish each Holder of Registrable Securities such number of prospectuses as shall reasonably be requested by such owner to permit such Holder to make a public offering of all Registrable Securities from time to time, provided that such Holder shall from time to time furnish the Company with such appropriate information (relating to the intentions of such Holder) as the Company shall request in writing. In addition, the Company shall file such amendments as may be required from time to time, in order to keep any registration statement filed under this section effective as provided herein. The registration statement filed by the Company hereunder shall remain effective for the earlier of (i) 9 months or (ii) the date that the Registrable Securities may be sold without volume limitation under Rule 144.

(B)           The Company shall pay all costs (excluding fees and expenses of Holder(s) counsel and any underwriting or selling commissions), fees and expenses in connection with the registration statement filed pursuant hereto including, without limitation, the Company’s legal and accounting fees, printing expenses, blue sky fees and expenses. The Holder shall pay all transfer taxes, if any, relating to the sale of its shares, any registration fees, underwriting discounts or commissions or the equivalent thereof applicable to the sale of its shares and the fees of his own counsel.

(C)           The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in the registration statement, for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

(D)           The Company shall indemnify each Holder of Registrable Securities to be sold pursuant to the registration statement and each person, if any, who controls such Holder within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), against all loss, claim, damage, expense or liability (including all reasonable expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement, except to the extent described herein. Each Holder of Registrable Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and any underwriter, and each person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or reasonable expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising (I) from information furnished by or on behalf of such Holder, or their successors or assigns, for specific inclusion in such registration statement or (II) as a result of use by the Holder of a registration statement that the Holder was advised to discontinue; provided, however, that in no event shall any indemnity hereunder exceed the net proceeds from the offering received by such Holder.

(E)           The foregoing registration rights shall be contingent on the Holders furnishing the Company with such appropriate information (relating to the intentions of such Holders) as the Company shall reasonably request in writing.

ARTICLE V.
MISCELLANEOUS

5.1      Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Purchaser.

5.2      Amendments, Modifications and Waivers.  No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by Company and Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.3      Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, including by facsimile, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart.

5.4      Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Pennsylvania, without regard to the principles of conflicts of law thereof.  Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Pennsylvania (the “Pennsylvania Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Pennsylvania Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any Pennsylvania Court, or that such proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

5.5      Assignment and Successors. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided that except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties hereto without the prior written consent of the other parties hereto. Any assignment in violation of the foregoing shall be void and of no effect.

5.6      No Third Party Rights.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

5.7      Cooperation.  Purchaser agrees to reasonably cooperate with Company and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Company to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement.

5.8      Severability. If any term or other provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect so long as the substance of this Agreement is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

5.9      Notices.  All notices, consents, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if (a) delivered to the appropriate address by hand or overnight courier (providing proof of delivery), or (b) sent by facsimile with confirmation of transmission by the transmitting equipment confirmed with a copy delivered as provided in clause (a), in each case to the parties at the following address or facsimile address (or at such other address or facsimile address for a party as shall be specified by like notice): if to Purchaser or Company, to the address or facsimile set forth on the signature page to this Agreement.

5.10   Headings. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

5.11   Legal Representation.  This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SKINNY NUTRITIONAL CORP.

By:
Michael Salaman
Chief Executive Officer

Address for Notice:
Skinny Nutritional Corp.
3 Bala Plaza East, Suite 117
Bala Cynwyd, PA 19004
Attention: Chief Executive Officer
Fax:

[INVESTOR]

By:
Name:
Title:

Address for Notice:

Fax: